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                                                                   EXHIBIT 10.36

                                      LEASE

         1. PARTIES. This Lease, dated, for reference purposes only, May 8th, 1992, is made by and between EASTPARK ASSOCIATES, LTD., herein called "Landlord") and EXABYTE CORPORATION, a Delaware corporation (herein called "Tenant").

         2. PREMISES. Landlord does hereby lease to Tenant and Tenant hereby leases from Landlord that certain light industrial office space (herein called "Premises") indicated on Exhibit "A" attached hereto and by reference thereto made a part hereof, said Premises being agreed, for the purposes of this Lease, to have an area of approximately 122,546 square feet (including a pro rata share of the common areas) and being situated on the upper and lower floors of that certain building known as the EASTPARK TECH BUILDING. Said Lease is subject to the terms, covenants and conditions herein set forth and the Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of said performance.

         3. TERM. The term of this Lease shall be for twelve (12) years, commencing on the lst day of October, 1992, and ending on the 30th day of September, 2004.

         4. POSSESSION.

                  a. Tenant shall take possession of the Premises in an "as is" condition, on or before May 10, 1992, subject to the existing month-to-month tenancy of approximately 30,571 square feet with Neodata Services, Inc. and subject to the obligations of Landlord to repair and improve the property as provided in Paragraph 32 hereof. Landlord shall continue to collect basic rent and operating expenses from Neodata Services so long as Neodata remains a tenant, but not later than through September 30, 1992. Landlord shall pay all operating expenses related to the property through June 30, 1992. On and after July 1, 1992, Landlord shall pay 24.9466% of operating expenses until Neodata ceases being a tenant or through September 30, 1992, whichever event shall first occur. Tenant shall pay 75.0534% of operating expenses commencing July 1, 1992, and continue so long as Neodata remains a tenant prior to September 30, 1992. After Neodata ceases to be a tenant or on and after October 1, 1992, which ever shall first occur, Tenant shall pay 100% of Operating Expenses. Tenant shall pay all costs and expenses related to the making of improvements to the property, including those for which Landlord is obligated to reimburse Tenant pursuant to the provisions of Paragraph 32 hereof.

                  b. Tenant shall have the right to demand, in writing, that Landlord terminate the month-to-month tenancy of Neodata Services, Inc., at any time on or after June 30, 1992; provided, however, the date of termination demanded must be a date not less than thirty days after Landlord receives the written demand. Tenant's demand may be made at any time after the execution of this Lease and Landlord shall immediately give Neodata Services written notice of the date of





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termination if the date of termination is thirty days or more after June 30,
1992, and the date Landlord receives Tenant's written demand.

         5. RENT.

                  a. Tenant agrees to pay to Landlord as basic rental, without prior notice or demand, the sum of Seventy-Five Thousand Eight Hundred Twenty-Eight Dollars ($75,828.00) commencing October 1, 1992, and a like sum on or before the first day of each and every successive calendar month thereafter during the term hereof, except that the first month's rent shall be paid upon the execution hereof. Said rental shall be paid to Landlord, without deduction or offset in lawful money of the United States of America, which shall be legal tender at the time of payment at the 4843 Country Club Way, Boulder, Colorado 80301, or to such other person or at such other place as Landlord may from time to time designate in writing.

                  b. On the first day of the month following the end of a Lease year Landlord may increase the Base Rent payable for the subsequent twelve (12) month period. The increase shall be measured by the increase in the Consumer Price Index, as described below, but shall not exceed five percent (5%) of the Base Rent owing for the immediately preceding year ("the 5% Cap"). The following definitions and methods shall be used to calculate the increases in Base Rent under this paragraph:

                  (1) "Consumer Price Index" shall mean the semi-annual indexes of the Consumer Price Index for all Urban Consumers, Denver-Boulder, Colorado (All Items; 1982-84 equals 100) issued by the United States Department of Labor, Bureau of Labor Statistics, or any successor agency of the United States that issues such indexes or any successor index.

                  (2) "Initial Consumer Price Index" shall mean the Consumer Price Index published for the nearest calendar period preceding the Commencement Date of this Lease.

                  (3) "Latest Consumer Price Index" shall mean the Consumer Price Index published for the nearest calendar period preceding the first day on which an increase under this Lease is to be effective.

                  (4) "Previous Consumer Price Index" shall mean the Consumer Price Index published for the nearest calendar period preceding the first day on which the previous increase under this Lease was effective.

                  (5) The first increase will be calculated by multiplying the Base Rent by a fraction, with the numerator being the Latest Consumer Price Index and the denominator being the Initial Consumer Price Index.

                  (6) Each subsequent increase will be calculated by multiplying the then current Base Rent by a fraction, with the numerator being the Latest Consumer Price Index and the denominator being the Previous Consumer Price Index.




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                  (7) To the extent that the calculation under subparagraphs (5)
                  and (6) above exceed the 5% Cap, such excess ("Excess") shall be preserved and carried forward to subsequent years until utilized. All or part of the Excess may be added to the amount calculated under subparagraph (6) above for any subsequent year, subject to the 5% Cap.

                  (8) If the Consumer Price Index is discontinued, Landlord will designate an alternative comparable index to be used in calculating the increase in the Base Rent under this Lease.

                  (9) Tenant will not be entitled to a credit for any decrease in the Consumer Price Index except to the extent that it shall be off-set against any Excess carried forward under the provisions of paragraph 5(b)(7).

                  c. Except as provided in subparagraph (a) of this paragraph, notwithstanding any provision contained herein, the basic monthly rental due under the terms hereof shall at no time be less than Seventy-Five Thousand Eight Hundred Twenty-Eight Dollars ($75,828.00).

         6. SECURITY DEPOSIT. Tenant has deposited with Landlord the sum of Ninety-Five Thousand Eight Hundred Forty-Four Dollars ($95,844.00). Said sum shall be held by Landlord, without obligation for interest, as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease, including, but not limited to the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the Lease term. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest.

         7. OPERATING EXPENSES. For the purposes of this Article, operating expenses means all reasonable and necessary costs and expenses of every kind and nature, other than those expressly excluded below, paid or incurred by Landlord in operating, managing, repairing, maintaining and administering the Building including, without limitation or duplication:




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                  a. The cost of all insurance required to be kept by Landlord pursuant to this Lease and any other insurance which Landlord may reasonably elect to obtain with respect to the operation or ownership of the Property and the part of any claim required to be paid under the deductible portion of any insurance policies carried by Landlord in connection with the Property (where Landlord is unable to obtain insurance without such deductible from a major insurance carrier at reasonable rates).

                  b. The cost of general repairs, maintenance and replacements made from time to time by Landlord to the Property, including costs under mechanical or other maintenance contracts and repairs and replacements of equipment used in connection with such maintenance and repair work.

                  c. The cost of pest control, security, trash removal, cleaning and snow and ice removal services.

                  d. The cost of maintaining, repairing, redecorating, renovating, replacement of floor coverings, and landscaping the Common Facilities, and of maintaining and operating any fire detection, fire prevention, lighting and communications systems.

                  e. The cost of all utilities (including, without limitation, water, sewer, gas and electricity) used or consumed.

                  f. The cost of providing heating, ventilating and cooling to the interior portions of the Building, if any.

                  g. Remuneration (including wages, usual expense accounts and fringe benefits, costs to Landlord of workmen's compensation and disability insurance and payroll taxes) and fees of persons and companies to the extent engaged in operating, repairing, maintaining, or administering the Property.

                  h. The cost of capital improvements and structural repairs and replacements made in, on or to the Property that are [i] made in order to conform to changes subsequent to May 10, 1992, in any applicable laws, ordinances, rules, regulations or orders of any governmental or quasi-governmental authority having jurisdiction over the Property, or [ii] designed primarily to reduce Operating Expenses or the rate of increase in Operating Expenses and has been approved by Tenant; such costs shall be charged by Landlord to Operating Expense in equal annual installments over the useful life of such capital improvement or structural repair or replacement (as reasonably determined by Landlord) together with interest on the balance of the unreimbursed cost at 2% above the Prime Rate charged by the Affiliated National Bank-Boulder on the date the cost was incurred by Landlord.

                  i. Real property taxes and assessments, gross receipts, taxes (whether assessed against the Landlord or assessed against the Tenant and collected by the Landlord, or both).




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                  j. Other costs and expenses, including supplies, not otherwise expressly excluded hereunder attributable to the operation, management, repair, maintenance and administration of the Property.

                  k. Parking lot rental for that portion of Lot 1 lying directly south of Lot 2 and Lot 2, East Park, or interest in lieu of rental if said property is purchased by Landlord, in the amount of $38,500.00 per annum.

         Operating Expenses shall not, however, include the following:

                  a. Any charge for depreciation of the Building or equipment and any interest or other finance charge.

                  b. The cost of repairs, replacements or other work occasioned by insured casualty or defects in construction or equipment to the extent such cost is reimbursed to Landlord (or not charged to Landlord) by reason of collected insurance proceeds (using Landlord's good faith efforts to collect such proceeds) or any contractors', manufacturers' or suppliers' warranties.

                  c. Any fees paid for management of the Property.

                  d. Leasing commissions, advertising expenses and other costs incurred in leasing space in the Building except as otherwise expressly provided in this Lease.

                  e. The cost of repairing or rebuilding necessitated by condemnation.

                  f. The cost of any damage to the Property or any settlement, payment or judgment incurred by Landlord, resulting in either case from Landlord's tortious act, neglect or breach of this Lease that is not covered by insurance proceeds.

                  g. Any Operating Expense that Landlord and Tenant have agreed that Tenant shall pay directly.

         Tenant shall pay 100.00% of Operating Expenses paid or incurred by the Landlord for the operation or maintenance of the Building of which the Premises are a part. Upon commencement of this Lease, Landlord shall give Tenant a statement of the amount of Operating Expenses payable by Tenant with each payment of rent, which shall be based upon a best estimate of such expenses if no record of actual expenses for the prior year are available. Landlord shall endeavor to give to Tenant on or before the first day of March of each year thereafter a statement of the increase in Operating Expenses payable by Tenant hereunder, but failure by Landlord to give such statement by said date shall not constitute a waiver by Landlord of its right to require an increase in Operating Expenses. The total amount of actual Operating Expenses for the prior year shall be used as an estimate for current year and this amount shall be divided into twelve (12) equal monthly installments, and Tenant shall pay to Landlord, concurrently with the regular monthly rent payment next due following the receipt of such statement, an amount equal to one (1) monthly installment multiplied by the number of months







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from January in the calendar year in which said statement is submitted to the month of such payment. Subsequent installments shall be payable concurrently with the regular monthly rent payments for the balance of that calendar year and shall continue until the next year's statement is rendered. If Operating Expenses are more than estimated, then upon receipt of a statement from Landlord, Tenant shall pay a lump sum equal to such total increase with the regular monthly rent payment.

         Even though the term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's share of Operating Expenses for the year in which this Lease terminates, Tenant shall immediately pay any increase due over the estimated expenses paid and, conversely, any overpayment made in the event said expenses decrease shall be immediately rebated by Landlord to Tenant.

         8. USE. Tenant shall use the Premises for office, laboratories, light manufacturing and service to products manufactured by Tenant, and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord. Tenant shall refrain from the sale of merchandise or the performance of services not usually incidental to such business.

         Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate or affect any fire or other insurance upon the Building or any of its contents, or cause cancellation of any insurance policy covering said Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will, in any way, obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

         9. COMPLIANCE WITH LAW. Tenant shall not use the Premises or permit anything to be done in or about the Premises which will, in any way, conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to, or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvements or acts. The judgment against Tenant, whether the Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between the Landlord and Tenant.

         10. ALTERATIONS AND ADDITIONS. Tenant shall not make or suffer to be made any alterations, additions or improvements to or of the Premises or any part thereof that exceed a cost of Fifteen Thousand Dollars ($15,000.00) for a single project





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or system or change the exterior or the structure of the Premises, without the prior written consent of Landlord first had and obtained, and any alterations, additions or improvements to or of said Premises, including, but not limited to, wall covering, paneling and built-in cabinet work, but excepting movable furniture and trade fixtures, shall, on the expiration of the term, become a part of the realty and belong to the Landlord and shall be surrendered with the Premises. Tenant, at its own cost and expense, make erect such shelves, bins, machinery and trade fixtures as it desires, provided that (a) such items do not alter the basic structure of the Premises; (b) such items do not overload or damage the Premises; (c) such items may be removed without injury to the Premises; and (d) the construction, erection or installation thereof complies with all applicable governmental laws, ordinances, regulations and with Landlord's specifications and requirements. In the event Landlord consents to the making of any alterations, additions or improvements to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense, and any contractor or person selected by Tenant to make the same, must first be approved of in writing by the Landlord. Upon the expiration or earlier termination of the term hereof, Tenant shall, upon the written demand by the Landlord, at Tenant's sole cost and expense, forthwith and with all due diligence, remove any alterations, additions, or improvements made which have been designated by the Landlord to be removed, and repair any damage to the Premises caused by such removal. All installations, removals and restoration shall be performed in a good and workmanlike manner so as not to damage or alter the primary structure or structural qualities of the Premises.

         11. REPAIRS.

                  a. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good, sanitary order, condition and repair. Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair, damage thereto from causes beyond the reasonable control of Tenant and ordinary wear and tear excepted. In addition, Tenant is responsible for causing the parking areas, driveways, alleys and grounds surrounding the Premises to be maintained in a good, neat, clean and sanitary condition, which includes without limitation (1) promptly making all necessary repairs and replacements thereto, (2) repaving of the parking areas associated with the Premises, (3) maintenance and replacement of all grass, shrubbery and other landscape treatments surrounding the Premises, (4) maintenance and repainting of the exterior of he Premises, (5) sewage line plumbing, and (6) any other maintenance items normally associated with the foregoing. Tenant shall, upon the expiration or sooner termination of this Lease hereof, surrender the Premises to the Landlord in good condition, ordinary wear and tear and damage from causes beyond the reasonable control of Tenant excepted. Except as specifically provided in an addendum, if any, to this Lease, Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof, and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Building except as specifically herein set forth.



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                  b. Tenant, at its own cost and expenses, shall cause to be performed, in accordance with standards reasonably suitable to Landlord, regularly scheduled preventive maintenance and services on all hot water, heating and air conditioning systems and equipment within the Premises. Such maintenance and services, of the new systems to be installed, must include all service suggested by the equipment manufacturers in their operations/maintenance manuals and must become effective within thirty (30) days of the date Tenant takes possession of the Premises. If Tenant fails, with any reasonable time, to perform Tenant's maintenance, repair and replacement obligations and any other items that are otherwise its obligations under the terms of this Lease, then Landlord reserves the right to perform such obligations and require reimbursement from Tenant upon demand.

                  c. Landlord shall repair and maintain the structural portions of the Building unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of any duty by the Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repairs. The cost of all such repairs (except repairs of structural defects) shall be included in Operating Expenses as provided in Article 7 hereof. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in Article 22 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

         12. LIENS. Tenant shall keep the Premises and the property in which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Landlord may require, if reasonably concerned about Tenant's ability to satisfy any lien, at Landlord's sole option, that Tenant shall provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1-1/2) times any and all estimated costs of improvements, additions, or alterations in the Premises, to insure Landlord against any liability for mechanics' and materialmen's liens and to insure completion of the work.

         13. ASSIGNMENT AND SUBLETTING.

                  a. Tenant shall not either voluntarily or by operation of law, assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the said Premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person (the employees, agents, servants and invitees of Tenant excepted) to occupy or use the said Premises, or any portion thereof, without the written consent of Landlord first had and obtained, which consent shall not be unreasonably withheld; provided, however, Tenant shall have the right to sublet





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without the written consent of Landlord, either (1) for the same uses as described in paragraph 8 if no alterations to the improvements will be made, or
(2) in any event, if Tenant returns the sublet portion of the Premises to the condition that existed prior to the subletting. A consent to one assignment, subletting, occupation or use by any other person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Any such assignment or subletting without such consent shall be void,, and shall, at the option of the Landlord, constitute a default under this Lease; provided, however, Tenant shall have the right to assign this Lease to its parent, subsidiary, or successor (succeeds to all assets of Tenant) corporation. Landlord may consider many factors in determining whether or not to consent, including but not limited to the type of business to be operated by the proposed sublessee and sublessee's credit worthiness and financial status. No assignment, subletting or other transfer, whether consented to by Landlord or not, or permitted hereunder, shall relieve Tenant of its liability under this Lease. If an event of default occurs while the Premises or any part thereof are assigned or sublet, then Landlord, in addition to any other remedies provided under this Lease or by law, may collect directly from such assignee, sublessee or transferee all rents payable to the Tenant and apply such rent against any sums due Landlord hereunder. No such collection shall be construed to constitute a novation or release of the Tenant from the further performance of Tenant's obligations under this Lease.

                  b. If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. Section 101 et. seq., (the "Bankruptcy Code"), any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid or delivered to Landlord.

                  c. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed, without further act or deed, to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption. The assignor in such situation, however, shall not be released from any obligation under this Lease except in a specific, written release signed by Landlord.

         14. HOLD HARMLESS. Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use of the Premises for the conduct of its business or from any activity, work, or other thing done, permitted or suffered by the Tenant in or about the Building, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of the Tenant, or any officer, agent, employee, guest, or invitee of Tenant, and from all and against all costs,





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attorneys' fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought thereon, and, in any case, action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises, from any cause other than Landlord's negligence, and Tenant hereby waives all claims in respect thereof against Landlord.
Landlord or its agents shall not be liable for any damage to property entrusted to employees of the Building, nor for loss or damage to any property by theft or otherwise, nor for any injury to or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place resulting from dampness or any other cause whatsoever, unless caused by or due to the negligence of Landlord, its agents, servants or employees. Landlord or its agents shall not be liable for interference with the light or other incorporeal hereditaments, loss of business by Tenant, nor shall Landlord be liable for any latent defects in the Premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment.

         15. SUBROGATION. As long as their respective insurers so permit, Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall obtain any special endorsements, if required by their insurer to evidence compliance with the aforementioned waiver.

         16. LIABILITY INSURANCE. Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy or policies of worker's compensation and comprehensive general liability insurance, including personal injury and property damage in the amount of One Million Dollars ($1,000,000.00) verified per occurrence for property damage and One Million Dollars ($1,000,000.00) verified per occurrence for personal injuries or death of persons occurring in or about the Premises. The limit of said insurance shall not, however, limit the Liability of the Tenant hereunder. Tenant may carry said insurance under a blanket policy, providing, however, said insurance by Tenant shall have a Landlord's protective liability endorsement attached thereto. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant. Insurance required hereunder, shall be in companies rated A+, AAA or better in "Best's Insurance Guide." Tenant shall deliver to Landlord prior to occupancy of the Premises copies of policies of liability insurance required herein or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. No policy shall be cancelable or subject to reduction of coverage except after ten (10) days' prior written notice to Landlord.

         17. PROPERTY TAXES. Tenant shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the






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term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures and personal property located in the Premises; except that which has been paid for by Landlord, and is the standard of the Building. In the event any or all of Tenant's leasehold improvements, equipment, furniture, fixtures and personal property shall be assessed and taxed with the Building, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

         18. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the reasonable rules and regulations that Landlord shall, from time to time, promulgate. Landlord reserves the right, from time to time, to make all reasonable modifications to said rules. The additions and modifications to those rules shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any said rules by any other tenants or occupants.

         19. HOLDING OVER. If Tenant remains in possession of the Premises or any part after the expiration of the term hereof, without the express written consent of Landlord, such occupancy shall be a tenancy from month-to-month at a rental in the amount of the last monthly rental, plus all other charges payable hereunder, and upon all the terms hereof applicable to a month-to-month tenancy.

         20. ENTRY BY LANDLORD. Landlord reserves, and shall at any and all times, have the right to enter the Premises, inspect the same, supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to submit said Premises to prospective purchasers or tenants, to post notices of non-responsibility, and to alter, improve or repair the Premises and any portion of the Building of which the Premises are a part that Landlord may deem necessary or desirable, without abatement of rent and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be blocked thereby, and further providing that the business of the Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall, at all times, have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults, safes and files, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency, in order to obtain entry to the Premises without liability to Tenant except for any failure to exercise due care for Tenant's property. Any entry to the Premises obtained by Landlord by any of said means, or otherwise shall not, under any circumstances, be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof. It is understood and agreed that if Landlord enters the Premises at anytime, with or without a representative of Tenant being present, Landlord and its representatives shall be subject to usual and customary duties of non-disclosure of any information obtained as a result of such entry.

         21. RECONSTRUCTION. In the event the Premises or the Building of which the Premises are a part are damaged by fire or other perils covered by extended coverage insurance, Landlord agrees to forthwith repair the same; and this Lease shall remain in full force and effect, except that the Tenant shall be entitled to a proportionate reduction of the rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall materially interfere with the business carried on by the Tenant in the Premises. If the damage is due to the fault or neglect of Tenant or its employees, there shall be no abatement of rent.

         In the event the Premises or the Building of which the Premises are a part are damaged as a result of any cause other than the perils covered by fire and extended coverage insurance, then Landlord shall forthwith repair the same, provided the extent of the destruction be less than ten percent (10%) of the then full replacement cost of the Premises or the Building of which the Premises are a part. In the event the destruction of the Premises or the Building is to an extent greater than ten percent (10%) of the full replacement cost, then Landlord shall have the option: (1) to repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately reduced as hereinabove in this Article provided; or (2) give notice to Tenant at any time within sixty (60) days after such damage terminating this Lease as of the date specified in such notice, which date shall be no less than thirty (30) and no more than sixty (60) days after the giving of such notice. In the event of giving such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate on the date so specified in such notice and the Rent, reduced by a proportionate amount, based upon the extent, if any, to which such damage materially interfered with the business carried on by the Tenant in the Premises, shall be paid up to date of said such termination. Notwithstanding anything to the contrary contained in this Article, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Article occurs during the last twelve (12) months of the term of this Lease or any extension thereof. If Landlord elects to restore the Premises, the restoration must be completed within a reasonable period time after the destruction taking into consideration the extent of destruction and all other facts and circumstances relating to the destruction and reconstruction.

         Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any panels, decoration, office fixtures, railings, floor coverings, partitions, or any other property installed in the Premises by Tenant.

         The Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises, Tenant's personal property or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

         22. DEFAULT. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant:

                  a. The vacating or abandonment of the Premises by Tenant.

                  b. The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of five (5) days after payment is due. If Tenant is late in tendering said rental payment twice during any Lease Year or if the funds paid are not collectable at any time, Landlord is granted the right to require all future rental payments in cash or certified funds.

                  c. The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by the Tenant, other than described in Article 23.b above, where such failure shall continue for a period of ten (10) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than ten (10) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said ten (10) day period and thereafter diligently prosecutes such cure to completion.

                  d. The making by Tenant of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt, or a petition of reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty [60] days); or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged in thirty (30) days.

         23. REMEDIES IN DEFAULT. In the event of any such default or breach by Tenant, Landlord may at any time thereafter, with or without notice or demand, and without limiting Landlord in the exercise of a right or remedy which Landlord may have by reason of such default or breach:

                  a. Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Tenant proves could be reasonably avoided;

that portion of the leasing commission paid by Landlord and applicable to the unexpired term of the Lease. Unpaid installments of rent or other sums shall bear interest from the date due at the rate of twenty percent (20%) per annum. In the event Tenant shall have abandoned the Premises, Landlord shall have the option of (a) taking possession of the Premises and recovering from Tenant the amount specified in this paragraph, or (b) proceeding under the provisions of subparagraph b of this paragraph.

                  b. Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

                  c. If no security deposit has been previously made, demand that a security deposit equal to two months rent be paid immediately to Landlord.

                  d. Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decision of the State in which the Premises are located.

         24. EMINENT DOMAIN. If more than fifty percent (50%) of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at its option, to terminate this Lease, and Landlord shall be entitled to any and all income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such public or quasi-public use or purpose, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease. If either less than or more than fifty percent (50%) of the premises is taken, and neither party elects to terminate as herein provided, the rental thereafter to be paid shall be equitably reduced. If any part of the Building other than the Premises may be so taken or appropriated, Landlord shall have the right at its option to terminate this Lease and shall be entitled to the entire award as above provided.

         25. ESTOPPEL STATEMENT. Tenant shall at any time and from time to time upon not less than ten (10) days' prior written notice from Landlord execute, acknowledge, and deliver to Landlord a statement in writing, (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect), and the date to which the rental and other charges are paid in advance, if any, and (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part.

         26. PARKING. Tenant shall have the right to use in common with other tenants or occupants of the Building the parking facilities of the Building, if any, subject to the reasonable rules and regulations for such parking facilities which may be established or altered by Landlord at any time or from time to time during the term hereof. Landlord shall mark parking spaces for the specific use of all tenants only when necessary to avoid conflict among tenants. Landlord shall not be responsible for enforcing Tenant's parking right against third parties. Tenant agrees not to use more parking spaces that so provided. Tenant shall be entitled to not less than 490 parking spaces.

         27. AUTHORITY OF PARTIES. Each individual executing this Lease on behalf of Tenant represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of the corporation, in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

         28. HAZARDOUS MATERIALS AND ENVIRONMENTAL CONSIDERATIONS.

                  a. Tenant covenants and agrees that Tenant and its agents, employees, contractors and invitees shall comply with all Hazardous Materials Laws (as hereinafter defined) as they apply to this property. Without limiting the foregoing, Tenant covenants and agrees that it will not use, generate, store or dispose of, nor permit the use, generation, storage or disposal of Hazardous Materials (as hereinafter defined) on, under or about the Leased Premises, nor will it transport or permit the transportation of Hazardous Materials to or from the Leased Premises, except in full compliance with any applicable Hazardous Materials Laws. Any Hazardous Materials located on the Leased Premises shall be handled in an appropriately controlled environment which shall include the use of such equipment (at Tenant's expense) as is necessary to meet or exceed standards imposed by any Hazardous Materials Laws and in such a way as not to interfere with any other tenant's use of its premises. Upon breach of any covenant contained herein, Tenant shall, at Tenant's sole expense, cure such breach by taking all action prescribed by any applicable Hazardous Materials Laws or by any governmental authority with jurisdiction over such matters.

                  b. Tenant shall inform Landlord at any time of (1) any Hazardous Materials it intends to use, generate, handle, store or dispose of, on or about or transport from, the Leased Premises and (ii) of Tenant's discovery of any event or condition which constitutes a violation of any applicable Hazardous Materials Laws. Tenant shall provide to Landlord copies of all communications to or from any governmental authority or any other party relating to Hazardous Materials affecting the Leased Premises.

                  c. Tenant shall indemnify and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities, expenses or losses (including, without limitation, diminution on value of the Leased Premises, damages for loss or restriction on use of all or part of the Leased Premises, sums paid in settlement of claims, investigation of site conditions, or any cleanup, removal or restoration work required by any federal, state or local governmental agency, attorney's fees, consultant fees and expert fees) which arise as a result of or in connection with any breach of the foregoing covenants or any other violation contained herein shall also accrue to the benefit of the employees, agents, officers, directors and/or partners of Landlord.

                  d. Upon termination of this Lease and/or vacation of the Leased Premises, Tenant shall properly remove all Hazardous Materials and shall thereafter, within a reasonable period of time, provide to Landlord an environmental audit report, prepared by a professional consultant satisfactory to Landlord and at Tenant's sole expense, certifying that the Leased Premises have not been subjected to environmental harm caused by Tenant's use and occupancy of the Leased Premises, Tenant shall at all times be entitled a copy of any environmental audit reports which Landlord may have obtained. Landlord shall grant to Tenant and its agents or contractors such access to the Leased Premises as is necessary to accomplish such removal and prepare such report.

                  e. "Hazardous Materials" shall mean (a) any chemical, material, substance or pollutant which poses a hazard to the Leased Premises or to persons on or about the Leased Premises or would cause a violation of or is regulated by any Hazardous Materials Laws, and (b) any chemical, material or substance defined as or included in the definitions of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous waste," "restricted hazardous waste," "toxic substances," "regulated substances," or words of similar import under any applicable federal, state or local law or under the regulations adopted or publications promulgated pursuant thereto, including, but not limited to, the Comprehensive Environmental Response. Compensation and Liability Act of 1980, as amended, 42 U.S.C. Sec. 9601, et seq.; the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Sec. 1801, et seq.; the Resource Conservation and Recover Act, as amended, 42 U.S.C. Sec. 6901, et seq.; the Solid Waste Disposal Act, 42 U.S.C. Sec. 6991 et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. Sec. 1251, et seq., of the Colorado Revised Statutes. "Hazardous Materials Laws" shall mean any federal, state or local laws, ordinances, rules, regulations, or policies (including, but not limited to, those laws specified above) relating to the environment, health and safety or the use, handling, transportation, production, disposal, discharge or storage of Hazardous Materials, or to industrial hygiene or the environmental conditions on, under or about the Leased Premises. Said term shall be deemed to include all such laws as are now in effect or as hereafter amended and all other such laws as may hereafter be enacted or adopted during the term of this Lease.

                  f. All obligations of Tenant hereunder shall survive and continue after the expiration of this Lease or its earlier termination for any reason.

                  g. Tenant further covenants and agrees that it shall not install any storage tank (whether above or below the ground) on the Leased Premises without obtaining the prior written consent of the Landlord, which consent may be conditioned upon further requirements imposed by Landlord with respect to, among other things, compliance by Tenant with any applicable laws, rules, regulations or ordinances and safety measures or financial responsibility requirements.

         29. GENERAL PROVISIONS.

                  a. Plats and Riders. Clauses, plats and riders, if any, signed by the Landlord and the Tenant and endorsed on or affixed to this Lease are a part hereof.

                  b. Waiver. The waiver by Landlord of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of the Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of the acceptance of such rent.

                  c. Notices. All notices and demands which may or are to be required or permitted to be given by either party to the other hereunder shall be in writing. All notices and demands by the Landlord to the Tenant shall be sent by United States Mail, postage prepaid, addressed to the Tenant at the Premises, or to such other place as Tenant may, from time to time, designate in a notice to the Landlord. All notices and demands by the Tenant to the Landlord shall be sent by United States Mail, postage prepaid, addressed to the Landlord at the Office of the Building, or to such other person or place as the Landlord may, from time to time, designate in a notice to the Tenant.

                  d. Joint obligation. If there be more than one Tenant the obligations hereunder imposed upon Tenants shall be joint and several.

                  e. Marginal Headings. The marginal headings and Article titles to the Articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

                  f. Time. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

                  g. Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

                  h. Recordation. Neither the Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the prior written consent of the other party.

                  i. Quiet Possession. Upon Tenant paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions of Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

                  j. Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or of a sum due from Tenant shall not be received by Landlord or Landlord's designee within five (5) days after said amount is due, then Tenant shall pay to Landlord a late charge equal to five percent (5%) of such overdue amount. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges by the Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

                  k. Prior Agreements. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

                  l. Attorneys' Fees. In the event of any action or proceeding brought by either party against the other under this Lease, the prevailing party shall be entitled to recover all costs and expenses, including the fees of its attorneys in such action or proceeding in such amount as the court may adjudge reasonable as attorneys' fees.

                  m. Sale of Premises by Landlord. In the event of any sale of the Building, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Premises, shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease.

                  n. Subordination, Attornment. Upon request of the Landlord, Tenant will, in writing, subordinate its rights hereunder to the lien of any first mortgage or first deed of trust to any bank, insurance company or other lending institution, now or hereafter in force against the land and Building of which the Premises are a part, and upon any buildings hereafter placed upon the land of which the Premises are a part, and to all advances made or hereafter to be made upon the security thereof.

                  In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

                  The provisions of this Article to the contrary notwithstanding, and so long as Tenant is not in default hereunder, this Lease shall remain in full force and effect for the full term hereof.

                  o. Name. Tenant shall not use the name of the Building or of the development in which the Building is situated for any purpose other than as an address of the business to be conducted by the Tenant in the Premises.

                  p. Separability. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.

                  q. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

                  r. Choice of Law. This Lease shall be governed by the laws of the State in which the Premises are located.

                  s. Signs and Auctions. Tenant shall not place any sign upon the Premises or Building or conduct any auction thereon without Landlord's prior written consent.

                  t. Landlord's Liability. The liabilities of the partners of the Landlord pursuant to this Lease shall be limited to the assets of the partnership, and Tenant, its successors and assigns hereby waive all right to proceed against any of the partners, or the officers, shareholders, or directors of any corporate partner of Landlord. The term "Landlord," as used in this article, shall mean only the owner or owners at the time in question of the fee title or an interest in a ground lease of the building. Notwithstanding anything to the contrary contained herein, the extent of Landlord's liability under this Lease shall be limited to the property of which the Premises herein are a part, and Tenant shall not seek any personal liability against Landlord or any of Landlord's partners.

         30. BROKERS. Tenant warrants that it has had no dealings with any real estate brokers or agents in connection with the negotiation of this Lease excepting only and it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease, excepting only Regal Management Company, Colorado Group, and Ebert Investment Company.

         31. LIEN OF LANDLORD. Tenant hereby grants to the Landlord a lien upon all the furniture, fixtures, equipment, and other property belonging to the Tenant located on or within the leased premises at any time during the Lease term, to secure the performance of the Tenant's obligations under this Lease, said lien to be prior to any other lien on such property except a lien in favor of the seller of such property to secure the unpaid purchase price thereof. This Landlord's lien may be foreclosed in the same manner as a security agreement, and the filing of this Lease or a memorandum thereof, or a financing statement in the security interest records of Boulder County, Colorado, shall constitute full lawful notice of this lien. If the Landlord also has a lien on such property, or any portion thereof, by virtue of any other instrument, or by operation of law, the lien under this Lease shall be in addition thereto, and the Landlord shall have alternate remedies at his option. Landlord and Tenant agree that this Lease and security agreement serves as a financing statement and that a copy or other reproduction of this portion of this Lease may be filed of record by Landlord and have the same force and effect as the original. This security agreement and financing statement also covers fixtures located at the Premises on a portion to the Land described on Exhibit A, which is owned by Landlord. Notwithstanding anything to the contrary in this Lease, Landlord agrees to subordinate any lien in its favor under this paragraph to any security interest or lien now existing or hereafter created in favor of any lender that has loaned or will loan money to Tenant for the acquisition of assets used in the Premises or for working capital for Tenant's operations in the Premises. Landlord agrees to execute documentation reasonably acceptable to its counsel to evidence the subordination of Landlord's lien rights.

         32. MISCELLANEOUS.

                  a. Roof drains have leaked allowing water to enter the lower level of the building of which the Premises are a part. Landlord shall prior to September 1, 1992, repair the roof drains. Thereafter the repair of roof drains shall be a part of Tenant's maintenance responsibility.

                  b. The building needs additional heating, ventilating and air conditioning equipment installed in the building to provide and maintain the level of comfort required. The Tenant Improvement allowance herein provided for shall be used to the extent necessary to purchase and install sufficient equipment to provide and maintain the desired comfort level.

                  c. Landlord has retained an electrical engineer to plan and design a parking lot lighting system to replace the existing system. Landlord shall, prior to September 1, 1992, install and pay for the revised lighting system in accordance with said plans.

                  d. Landlord has filed with the City of Boulder a request that the City permit Landlord to construct a new parking lot, with 23 additional parking places, at the east end of the building. Landlord agrees to diligently pursue the request and, if granted, to construct the new parking lot and re-landscape the area surrounding the parking lot, at its expense, within 90 days after the request is granted. It is also agreed that Landlord and Tenant will coordinate the construction of the parking lot and Tenant improvements so that Tenant will be able to install conduit or other improvements under the new parking lot in the most cost effective manner.

                  e. Landlord shall seal, repair and restripe, at its expense, the parking lot prior to September 30, 1992, unless Tenant requests a delay for any reason.

                  f. So long as Tenant properly maintains and repairs the heating, ventilating and air conditioning equipment, either existing or installed by Landlord or Tenant after the date of this Lease, Tenant shall have primary responsibility for such maintenance and repair; provided, however, Tenant shall maintain records of the maintenance and repair which records shall be made available to Landlord upon request. Landlord presently contracts with Control Service Center, Inc. to maintain and repair the heating, ventilating and air conditioning equipment and would prefer to have Control Service Center maintain such equipment for the Property. Landlord recognizes that it is in the best interest of Tenant to contract for such maintenance with the company of its choosing, but agrees to allow Control Service Center to bid for such service during the term of this Lease and shall consider using Control Service Center to maintain and repair said equipment.

                  g. Landlord shall provide Tenant a Tenant Finish Allowance ("TFA"), not to exceed $12.00 per square foot for 122,546 square feet of the demised premises, or $1,470,552.00. The basic rental provided for in Paragraph 5 hereof includes amortization of the TFA based upon a loan interest rate of 9.75%, coverage rate of 1.25, a twelve year term (or an increase in the basic rental $5.30 per square foot by $2.1252 per square foot for the entire 122,546 square feet). If, during the term of this lease, the interest rate charged by Landlord's lender or lenders increases or decreases, the unamortized portion of the TFA shall be reamortized over the remaining term of this Lease using the new interest rate or rates times the coverage rate of 1.25 and the basic rental shall be adjusted to reflect the change in the interest rate being paid by Landlord as of the date of change. Tenant finish constructed under the provisions Paragraph 32.g. and 32.h. shall be substantially in accordance with the preliminary design prepared by Tenant and approved by Landlord on or before July 31, 1992 and when signed by both Landlord and Tenant shall be considered Exhibit D to this Lease.

                  h. Tenant agrees pay for additional tenant improvements costing not less than $980,368.00 on the same 122,546 square feet that Landlord is providing a Tenant Finish Allowance of $1,470,552. If Tenant does not expend said amount on or before June 30, 1993, Landlord's Tenant Finish Allowance shall be reduced pro rata. For example, if Tenant pays $7.00 per square foot for tenant finish (a reduction of 12.5%) Landlord's TFA shall be reduced by $1.50 per square foot (12.5% of $12.00). Tenant shall pay for all tenant improvements in the first instance and shall notify Landlord, in writing, when $1,470,552.00 of improvements have been completed. Landlord shall reimburse Tenant $1,470,552.00 within one hundred and twenty (120 days) after receipt of said written notice, but in no event later than October 1, 1992. Tenant shall spend not less than $1,470,552.00 for improvements to the property prior to October 1, 1992 and shall on or prior to October 1, 1992, sign and deliver the Estoppel Statement attached hereto as Exhibit "C" to Landlord.

                  i. Landlord agrees to pay for a new Carlyle EPDM roof system to be installed on the entire roof at an estimated cost of $158,744.00. Landlord and Tenant agree that they shall coordinate the roof installation and the tenant finish to avoid unnecessary delays and additional costs. Tenant agrees to pay Landlord, as additional operating expenses, the amortized cost of the roof system over the term of this lease remaining after installation of the roof is complete. The roof cost, including the cost of a fifteen year guarantee, shall be amortized at 10% per annum over a term of fifteen years.





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                  k. Any Tenant improvements will be designed to the Tenant's specifications and Tenant shall contract with a general contractor in accordance with the provisions of Paragraph 10 hereof to complete same. The cost estimate for the Tenant finish improvements will be reviewed and approved by both parties prior to construction.

                  l. If for any reason, after the Tenant has commenced construction of these improvements, if Tenant should terminate, abandon, or cause possession of the demised Premises to be terminated prior to the end of the initial Lease Term, or if the Tenant should fail to occupy the demised Premises immediately upon completion of the improvements, it is acknowledged that, in addition to any other natural responsibilities or liabilities the Tenant might have to the Landlord for damages, the Tenant and/or its guarantor shall be obligated to immediately reimburse the Landlord for any and all costs incurred by the Landlord in providing these improvements.

                  m. Landlord agrees that Tenant shall have a right-of-first refusal to purchase Premises on the same terms and conditions contained in a bona fide offer received by Landlord from a third party. Tenant shall have five
(5) days after receipt of written notice from Landlord that Landlord has received an offer, within which to deliver to Landlord written notice of its intent to exercise this right-of-first refusal. If Tenant fails to exercise this right-of-first refusal as provided, the right shall terminate forthwith.

                  n. At anytime Landlord's consent is required herein, such consent shall not be unreasonably withheld.

                  o. Landlord hereby consents to Tenant's construction of additional parking on that portion of Lot 1 lying east of Exposition Drive provided, however, Tenant shall obtain the required modifications to the PUD and building permits to do so; provided further, however, any such construction shall be paid for by Tenant and said construction shall be completed pursuant to the provisions of Paragraph 10 of this Lease.

                  p. Notwithstanding the provisions of Paragraph 5(a) hereof, basic rental for the month of January 1994 shall be reduced by $54,125.00.

         The parties hereto have executed this Lease at the place and on the dates specified immediately adjacent to their respective signatures.

         If this Lease has been filled in, it has been prepared for submission to Tenant's attorney for its approval. No representation or recommendation is made by the real estate broker or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Lease, or the transactions relating thereto.




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LANDLORD:                                 TENANT:

EASTPARK ASSOCIATES, LTD.                 EXABYTE CORPORATION
By:  /s/  BYRON R. CHRISMAN               By:  /s/ FRANK M. LAHUE
   -------------------------------           -----------------------------
     Byron R. Chrisman,                        Frank M. LaHue
     General Partner                           Senior Vice President -
     4843 Country Club Way                     President
     Boulder, Colorado 80301                   1685 38th Street
                                               Boulder, CO  880301



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                                    EXHIBIT A


All of Lots 1 and 2, East Park, a subdivision of the City of Boulder, State of Colorado, and improvements thereon subject to easements, restrictions and reservations of record.








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